united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/18

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500
Fund

Semi-Annual Report
March 31, 2018

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on March 31st, 2018 was 40.94 per share. Cumulative and annualized returns are below.

Ended 03.31.17	Class A	Class A
	(No Sales	(Max 5.75%
Cumulative Returns %	Charges)	Charge	Class C	Benchmark[1]
Last 5 Years	68.87	61.29	62.58	86.75
Last 10 Years	72.00	64.27	59.53	147.71
Since Inception (A)	616.47	584.31	—	586.34
Since Inception (C)	—	—	87.18	187.29
Annual Returns %
Last 5 Years	11.05	9.74	10.21	13.31
Last 10 Years	5.52	4.90	4.73	9.56
Since Inception (A)	9.19	8.97	—	8.98
Since Inception (C)	—	—	5.15	10.20
Short-term Returns %
Last 3 Months	4.31	-1.68	4.13	2.38
Last 6 Months	11.95	5.52	11.52	8.88
Last 12 Months	23.84	16.70	22.90	20.47
Net Expense Ratio	1.98	1.98	2.73	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500 Growth. For comparisons periods that straddle 09/30/2013, we use the S&P 500.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest comparative return for the period. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

4600-NLD-5/16/2018

Executive Summary

Over the almost 23 years of the Fund, we have exceeded the return of the S&P 500 and also did well the last 12 months with a return of 23.84%. As fellow shareholders, we are most heartened by solid long term returns.

After a year of unusually low volatility in 2017, volatility has returned. In the first quarter of 2018, stocks dropped over 10%, rebounded, then dropped close to the previous low, then rebounded again. After smooth sailing in 2017, stocks are once again more volatile. The key to investing is keeping one’s eye on long run returns and not the noise of the moment.

Although we are long-term investors, we recognize that we must look at the short-term picture to form our perspective and make tactical moves, when needed. With that in mind, we are watching a number of factors today, including the unemployment rate and wage growth, interest rates and corporate earnings. Overall, we are comfortable with what we see.

The Driver of Long Term Prosperity

With all the negativity in politics and in the news, we think that the positives in our economic environment today are being lost in the noise.

The U.S. is one of the most competitive economies in the world, and its performance over nearly the last 10 years has been steady, while so much of the world has struggled. The stock market performance has been spectacular, recovering the losses of the financial crisis and reaching new heights.

American innovations in technology, energy production, healthcare and so many other industries have emerged at a pace that is the envy of the

4600-NLD-5/16/2018

rest of the world. And those innovations pay dividends to our economy and to our individual lives every day.

We know that competitive economies prosper in the long run. Our message is simple: the U.S. economic machine is almost unstoppable. It has evolved and improved, and it will likely continue to do so going forward. Since stocks reflect economic progress they too will do well over the long term.

Every year, the World Economic Forum ranks countries on the Global Competiveness Index. This comprehensive index uses a 110 variables split into 12 pillars of competitiveness. These are:

1.	Institutions

2.	Appropriate infrastructure.

3.	Stable macroeconomic framework

4.	Good health and primary education

5.	Higher education and training

6.	Efficient goods markets

7.	Efficient labor markets

8.	Developed financial markets

9.	Ability to harness existing technology

10.	Market size—both domestic and international

11.	Production of new and different goods using the most sophisticated productions processes

12.	Innovation

In 2017-2018, the U.S. ranked in second place behind Switzerland but ahead of Singapore, the Netherlands, and Germany. Over the years, the U.S. is almost always in the top five. Owning stocks in any of these competitive countries will likely payoff in the next few decades. At the bottom of the list are Guinea, Chad, Yemen, Mauritania, and Angola, not great places for investment.

4600-NLD-5/16/2018

The Backdrop for Stocks

When we say that the U.S. economy is competitive and that we see many positive signs, what exactly are we referring to? Here are some examples.

Employment. The Labor Department reported in early May that the U.S. unemployment rate is just 3.9%, the lowest point in nearly 18 years. The Federal Reserve has projected it will drop even a little lower, perhaps to 3.8%, by the end of the year.

Wages. The low employment rate is not coming with wage inflation that would overheat the economy.

Inflation. Last year, the Consumer Price Index showed inflation year over year at 2.39%. Today, it’s 2.36%. The Fed’s preferred inflation gauge, the Personal Consumption Expenditures price index (CPE), is up 2% year over year, matching the Fed’s target inflation and slightly above expectations of 1.9%. All of this means the Fed will be raising short-term interest rates, probably three more times this year—but modestly.

Watching Treasuries and Stocks

Of course, an economy can suffer from too much of a good thing. Too much demand and desperate employers could result in inflationary pressures. We are not seeing evidence of that situation, but we do watch carefully for signals of major shifts and patterns in the economy.

For example, we have observed that the yields in Treasuries have been rising in the last year. The current yield on the 10-year Treasury is just under 3.00% (ranging from 2.94% to 2.97% in the first 10 days of May). The market expects the 10-year yield to stay tightly around the 3.00% range for the rest of the year.

4600-NLD-5/16/2018

Credit Suisse says that until the 10-year Treasury yield hits 3.5%, stocks should be moving in tandem with yields, not the other way around (see graphs). This has been the experience of the last few years, as the stock market continued to surge and yields slowly increased. But if yield rises higher than expected, we might see the stock market struggle to retain its stability – in other words, continue its volatile performance this year.

4600-NLD-5/16/2018

Another issue to watch is the gap between “operating” and “as reported” earnings per share. This measure of corporate health has widened significantly, as the graph below shows.

Ultimately, corporations are judged on their operating earnings—that is, cash flow that they use to invest in new businesses, buy back stock and pay dividends. If the divergence between operating earnings and reported earnings gets too far out of line, it could be an indicator of an overheated market, or at least sectors within the market.

Even the good news in the economy that we referenced above must be balanced with a little caution. This is most complicated for the Fed, which has stated clearly and repeatedly that it intends to raise interest rates as many as three more times this year. But doing this at the right time and with a deft touch is challenging.

In a Wall Street Journal editorial in early May, Princeton University economist Alan Blinder described the Fed’s dilemma in three questions: “First, given the current state of the economy, should monetary policy be stimulating the economy or restraining it? Second, is current monetary policy simulative or restraining? Third, if the Fed alters its

4600-NLD-5/16/2018

policy, what should it expect to happen to inflation and unemployment? A central bank that can’t answer these basic questions like these is in deep water. Unfortunately, that’s exactly where the Fed finds itself today.”

Blinder believes that the Fed right now is flying blind (although we are not sure they know any less today than they always have). We’ll have to see how the Fed manages this challenge.

Conclusion: Confidence

Although there are periods when it doesn’t seem so, the U.S. has a wonderful and stable political system. The American system of governance, property rights, and protection of intellectual capital provides an environment for individuals to prosper and wealth to grow. Stocks move in tandem with economic prosperity. Owning pieces of businesses has historically provided high returns over long periods, and almost certainly this will continue.

We appreciate your confidence investing along with us.

Respectfully submitted,

Mark A. Coffelt, CFA	Loren M. Coffelt

Co-portfolio Manager	Co-portfolio Manager

4600-NLD-5/16/2018

Top Six Month Contributors to	Bottom Six Month Detractors
Performance	from Performance

Virtu Financial Inc	Mimedx Group Inc
Medifast Inc	Corcept Therapeutics
Match Group Inc	TTEC Holdings
Nektar Therapeutics	Web.com Group Inc
Surmodics Inc	American Woodmark Corp

4600-NLD-5/16/2018

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for each of the periods ended March 31, 2018 compared to its benchmark:

			5 Year Return	10 Year Return	Since Inception
	6 Months	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	11.95%	22.76%	11.05%	5.57%	9.19%
Empiric 2500 Fund Class A with Load (a)	5.52%	15.72%	9.74%	4.95%	8.97%
Russell 2500 Growth Total Return (b)	8.88%	19.92%	13.37%	11.17%	8.78%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 2.24% for Class A, of the Fund’s average daily net assets through January 31, 2019. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2018 prospectus, is 2.32% for class A shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The Russell 2500 Growth Index refers to a composite that includes mid and small cap companies located in the United States that also exhibit a growth probability. The Russell 2500 Growth is published and maintained by FTSE Russell.

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for each of the periods ended March 31, 2018 compared to its benchmark:

			5 Year Return	10 Year Return	Since Inception
	6 Months	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	11.52%	21.89%	10.21%	4.78%	5.15%
Russell 2500 Growth Total Return (a)	8.88%	19.92%	13.37%	11.17%	10.19%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 2.99% for Class C, of the Fund’s average daily net assets through January 31, 2019. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver and the expense limitation in place at the time of recapture. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424. The Fund’s gross expense ratio, as of the February 1, 2018 prospectus, is 3.07% for class C shares. For more current information on the Fund’s expense ratio, please see the Financial Highlights.

(a)	The Russell 2500 Growth Index refers to a composite that includes mid and small cap companies located in the United States that also exhibit a growth probability. The Russell 2500 Growth is published and maintained by FTSE Russell.

Empiric 2500 Fund

Portfolio Weightings (Unaudited)

March 31, 2018

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2018 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

Shares		Fair Value

	COMMON STOCKS - 99.6%
	AEROSPACE/DEFENSE - 0.6%
5,782	Aerojet Rocketdyne Holdings, Inc. *	$161,723

	AGRICULTURE - 0.7%
9,594	Turning Point Brands, Inc.	186,507

	AUTO PARTS & EQUIPMENT - 0.7%
4,725	Allison Transmission Holdings, Inc.	184,558

	BIOTECHNOLOGY - 4.9%
6,806	Arena Pharmaceuticals, Inc. *	268,837
1,751	Cambrex Corp. *	91,577
13,716	Halozyme Therapeutics, Inc. *	268,696
11,802	Innoviva, Inc. *	196,739
2,832	Ionis Pharmaceuticals, Inc. *	124,835
2,107	Ligand Pharmaceuticals, Inc. *	347,992
		1,298,676
	BUILDING MATERIALS - 5.5%
1,368	American Woodmark Corp. *	134,680
9,628	Builders FirstSource, Inc. *	191,020
9,892	Continental Building Products, Inc. *	282,417
4,864	Patrick Industries, Inc. *	300,838
10,223	Ply Gem Holdings, Inc. *	220,817
2,934	Trex Co., Inc. *	319,131
		1,448,903
	CHEMICALS - 2.9%
3,272	Chemours Co.	159,379
4,570	Koppers Holdings, Inc. *	187,827
4,708	PolyOne Corp.	200,184
5,405	A Schulman, Inc.	232,415
		779,805
	COMMERCIAL SERVICES - 15.0%
4,576	AMN Healthcare Services, Inc. *	259,688
7,696	Avis Budget Group, Inc. *	360,481
4,388	Barrett Business Services, Inc.	363,677
4,002	Brink’s Co.	285,543
32,714	CPI Card Group, Inc. (a)	98,634
22,655	Everi Holdings, Inc. *	148,843
6,046	Forrester Research, Inc.	250,607
10,944	Hackett Group, Inc.	175,761
4,886	Insperity, Inc.	339,821
3,961	Medifast, Inc.	370,155
5,546	Reis, Inc.	118,962
4,148	Robert Half International, Inc.	240,128
5,044	TransUnion *	286,398
4,623	TriNet Group, Inc. *	214,137
1,456	United Rentals, Inc. *	251,495
9,339	Cardtronics PLC *	208,353
		3,972,683

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Fair Value

	COMPUTERS - 7.2%
5,716	CSRA, Inc.	$235,671
6,729	Carbonite, Inc. *	193,795
3,043	EPAM Systems, Inc. *	348,484
2,882	ExlService Holdings, Inc. *	160,729
4,571	MAXIMUS, Inc.	305,069
4,478	NCR Corp. *	141,147
15,076	StarTek, Inc. *	147,443
7,120	Syntel, Inc. *	181,774
6,474	TTEC Holdings, Inc.	198,752
		1,912,864
	DISTRIBUTION/WHOLESALE - 0.8%
5,490	HD Supply Holdings, Inc. *	208,291

	DIVERSIFIED FINANCIAL SERVICES - 4.9%
3,201	Evercore, Inc.	279,127
3,492	LPL Financial Holdings, Inc.	213,256
6,261	Moelis & Co.	318,372
9,509	Silvercrest Asset Management Group, Inc.	144,537
10,215	Virtu Financial, Inc.	337,095
		1,292,387
	ELECTRICAL COMPONENTS & EQUIPEMENT - 1.6%
3,551	Energizer Holdings, Inc.	211,569
4,650	Generac Holdings, Inc. *	213,481
		425,050
	ELECTRONICS - 0.6%
4,238	Methode Electronics, Inc.	165,706

	ENERGY-ALTERNATE SOURCES - 0.8%
8,889	TPI Composites, Inc. *	199,558

	ENGINEERING & CONSTRUCTION - 0.5%
5,715	Primoris Services Corp.	142,761

	ENTERTAINMENT - 3.5%
4,879	Live Nation Entertainment, Inc. *	205,601
6,700	Scientific Games Corp. *	278,720
9,000	SeaWorld Entertainment, Inc. *	133,470
1,394	Vail Resorts, Inc.	309,050
		926,841
	ENVIRONMENTAL CONTROL - 0.6%
7,227	Advanced Disposal Services, Inc. *	161,018

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Fair Value

	HEALTHCARE-PRODUCTS - 9.1%
1,337	Bio-Techne Corp.	$201,940
5,134	Genomic Health, Inc. *	160,643
7,629	Globus Medical, Inc. *	380,077
3,554	Masimo Corp. *	312,574
20,026	MiMedx Group, Inc. * (a)	139,581
4,500	Natus Medical, Inc. *	151,425
6,937	Repligen Corp. *	250,981
3,521	ResMed, Inc.	346,713
7,128	Surmodics, Inc. *	271,220
5,108	Varex Imaging Corp. *	182,764
		2,397,918
	HEALTHCARE-SERVICES - 1.9%
1,497	Charles River Laboratories International, Inc. *	159,790
4,349	Encompass Health Corp.	248,632
2,964	Syneos Health, Inc. *	105,222
		513,644
	HOME FURNISHINGS - 0.7%
5,474	Sleep Number Corp. *	192,411

	HOUSEHOLD PRODUCTS/WARES - 0.6%
1,538	Spectrum Brands Holdings, Inc.	159,491

	HOUSEWARES - 1.0%
4,203	Toro Co.	262,477

	INSURANCE - 0.9%
8,282	Health Insurance Innovations, Inc. * (a)	239,350

	INTERNET - 6.3%
23,525	Endurance International Group Holdings, Inc. *	174,085
3,944	GoDaddy, Inc. *	242,240
23,680	Groupon, Inc. *	102,771
10,000	Internap Corp. *	110,000
7,332	Match Group, Inc. * (a)	325,834
4,788	Shutterstock, Inc. *	230,542
692	Stamps.com, Inc. *	139,127
10,656	Web.com Group, Inc. *	192,874
32,391	Zix Corp. *	138,310
		1,655,783
	LEISURE TIME - 1.1%
2,573	Polaris Industries, Inc.	294,660

	MISCELLANEOUS MANUFACTURING - 3.1%
2,433	Chase Corp.	283,323
10,092	Harsco Corp. *	208,400
15,211	Myers Industries, Inc.	321,713
		813,436
	OIL & GAS - 0.3%
671	Isramco, Inc. *	69,650

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Fair Value

	PACKAGING & CONTAINERS - 2.2%
3,293	Berry Global Group, Inc. *	$180,489
2,572	Packaging Corp. of America	289,864
3,596	Silgan Holdings, Inc.	100,149
		570,502
	PHARMACEUTICALS - 7.8%
10,372	Amphastar Pharmaceuticals, Inc. *	194,475
3,491	BioSpecifics Technologies Corp. *	154,791
9,113	Corcept Therapeutics, Inc. *	149,909
12,191	Cytokinetics, Inc. *	87,775
12,050	Jounce Therapeutics, Inc. *	269,317
3,520	Nektar Therapeutics *	374,035
1,962	Neurocrine Biosciences, Inc. *	162,709
7,010	Supernus Pharmaceuticals, Inc. *	321,058
4,106	USANA Health Sciences, Inc. *	352,705
		2,066,774
	REAL ESTATE - 0.7%
2,700	RMR Group, Inc.	188,865

	RETAIL - 5.4%
5,611	BJ’s Restaurants, Inc.	251,934
8,050	Bloomin’ Brands, Inc.	195,454
4,073	Cheesecake Factory, Inc.	196,400
3,205	Dave & Buster’s Entertainment, Inc. *	133,777
22,531	Francesca’s Holdings Corp. *	108,149
6,808	Nordstrom, Inc.	329,575
2,299	RH *	219,049
		1,434,338
	SOFTWARE - 5.2%
7,175	ACI Worldwide, Inc. *	170,191
4,005	Black Knight, Inc. *	188,636
4,708	Envestnet, Inc. *	269,768
2,177	Fair Isaac Corp. *	368,719
1,594	Jack Henry & Associates, Inc.	192,794
2,337	j2 Global, Inc.	184,436
		1,374,544
	TELECOMMUNICATIONS - 1.6%
4,539	GTT Communications, Inc. *	257,361
2,303	InterDigital, Inc.	169,501
		426,862
	TRANSPORTATION - 0.9%
2,160	Landstar System, Inc.	236,844

	TOTAL COMMON STOCKS (Cost $20,323,708)	26,364,880

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2018 (Unaudited)

Shares		Fair Value

	SHORT-TERM INVESTMENTS - 3.5%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 3.0%
791,317	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.49% ** (b)	$791,317

	MONEY MARKET FUND - 0.5%
124,092	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class, 1.49% **	124,092

	TOTAL SHORT-TERM INVESTMENTS (Cost $915,409)	915,409

	TOTAL INVESTMENTS IN SECURITIES - 103.1% (Cost $21,239,117) (c)	$27,280,289
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.1)%	(810,611)
	TOTAL NET ASSETS - 100.0%	$26,469,678

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on March 31, 2018.

(a)	All or a portion of the security is out on loan at March 31, 2018. Total loaned securities had a market value of $778,311 at March 31, 2018.

(b)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2018. Total collateral had a market value of $791,317 at March 31, 2018.

(c)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $21,283,224 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,628,730
Unrealized depreciation	(631,665)
Net unrealized appreciation	$5,997,065

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

ASSETS
Investment securities:
At cost	$21,239,117
At fair value (including collateral for loaned securities)	$27,280,289
Cash	1,457
Dividends and interest receivable	12,625
Prepaid expenses and other assets	8,028
TOTAL ASSETS	27,302,399

LIABILITIES
Securities lending collateral	791,317
Investment advisory fees payable	34,679
Payable for Fund shares repurchased	150
Fees payable to related parties	2,176
Accrued expenses and other liabilities	4,399
TOTAL LIABILITIES	832,721
NET ASSETS	$26,469,678

Composition of Net Assets:
Paid in capital	$22,574,394
Accumulated net investment loss	(283,402)
Accumulated net realized loss from security transactions	(1,862,486)
Net unrealized appreciation on investments	6,041,172
NET ASSETS	$26,469,678

Net Asset Value Per Share:
Class A Shares:
Net Assets	$25,121,122
Shares of beneficial interest outstanding (a)	613,697
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$40.93
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$43.43

Class C Shares:
Net Assets	$1,348,556
Shares of beneficial interest outstanding (a)	36,379
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$37.07

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME
Dividends	$112,209
Interest	468
Securities lending income - net	10,120
TOTAL INVESTMENT INCOME	122,797

EXPENSES
Investment advisory fees	129,028
Distribution (12b-1) fees:
Class A	30,596
Class C	6,643
Administration fees	22,539
Management services fees	15,396
Compliance officer fees	10,374
Printing and postage expenses	8,486
Shareholder servicing fees	9,512
Legal Fees	5,428
Audit Fees	6,097
Trustees fees and expenses	5,096
Registration fees	4,550
Custodian fees	2,941
Insurance expense	182
Other expenses	1,100
TOTAL EXPENSES	257,968

NET INVESTMENT LOSS	(135,171)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	875,228
Net change in unrealized appreciation on investments	2,135,576

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	3,010,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,875,633

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
FROM OPERATIONS
Net investment loss	$(135,171)	$(169,422)
Net realized gain from investments	875,228	1,160,437
Net change in unrealized appreciation on investments	2,135,576	2,994,126
Net increase in net assets resulting from operations	2,875,633	3,985,141

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	450,858	241,593
Class C	1,614	4,954
Payments for shares redeemed:
Class A	(1,706,505)	(1,883,753)
Class C	(58,907)	(119,061)
Net decrease in net assets from shares of beneficial interest	(1,312,940)	(1,756,267)

TOTAL INCREASE IN NET ASSETS	1,562,693	2,228,874

NET ASSETS
Beginning of Period	24,906,985	22,678,111
End of Period *	$26,469,678	$24,906,985
* Includes accumulated net investment loss of:	$(283,402)	$(148,231)

SHARE ACTIVITY
Class A:
Shares Sold	11,609	7,368
Shares Redeemed	(44,418)	(57,005)
Net decrease in shares of beneficial interest outstanding	(32,809)	(49,637)

Class C:
Shares Sold	46	164
Shares Redeemed	(1,643)	(4,017)
Net decrease in shares of beneficial interest outstanding	(1,597)	(3,853)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2018		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$36.57		$30.88	$29.15	$35.83	$34.11	$27.73
Activity from investment operations:
Net investment income (loss) (1)	(0.20)		(0.23)	(0.10)	0.06	(0.26)	(0.10)
Net realized and unrealized gain (loss) on investments	4.56		5.92	1.83	(2.53)	5.59	6.48
Total from investment operations	4.36		5.69	1.73	(2.47)	5.33	6.38
Less distributions from:
Return of Capital	—		—	—	(0.93)	—	—
Net realized gains	—		—	—	(3.28)	(3.61)	—
Total distributions	—		—	—	(4.21)	(3.61)	—
Net asset value, end of period	$40.93		$36.57	$30.88	$29.15	$35.83	$34.11
Total return (2)	11.95	% (8)	18.43%	5.93%	(8.55)%	16.02%	23.01	% (3)
Net assets, at end of period (000s)	$25,121		$23,644	$21,495	$24,462	$33,539	$32,712
Ratio of gross expenses to average net assets (4)(6)	1.96	% (9)	2.06%	2.09%	1.82%	1.78%	1.95%
Ratio of net expenses to average net assets after reimbursement or recapture (5)(6)	1.96	% (9)	1.98%	1.98%	1.87%	1.78%	1.90%
Ratio of net investment income (loss) to average net assets (6)(7)	(1.01	)% (9)	(0.68)%	(0.34)%	0.18%	(0.73)%	(0.33)%
Portfolio Turnover Rate	7	% (8)	150%	171%	166%	622%	789%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not Annualized

(9)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31, 2018		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.24		$28.28	$26.91	$33.60	$32.42	$26.55
Activity from investment operations:
Net investment loss (1)	(0.31)		(0.44)	(0.30)	(0.19)	(0.50)	(0.31)
Net realized and unrealized gain (loss) on investments	4.14		5.40	1.67	(2.29)	5.29	6.18
Total from investment operations	3.83		4.96	1.37	(2.48)	4.79	5.87
Less distributions from:
Return of Capital	—		—	—	(0.93)	—	—
Net realized gains	—		—	—	(3.28)	(3.61)	—
Total distributions	—		—	—	(4.21)	(3.61)	—
Net asset value, end of period	$37.07		$33.24	$28.28	$26.91	$33.60	$32.42
Total return (2)	11.52	% (8)	17.57%	5.09%	(9.21)%	15.12%	22.11	% (3)
Net assets, at end of period (000s)	$1,349		$1,262	$1,183	$1,556	$2,164	$2,338
Ratio of gross expenses to average net assets (4)(6)	2.71	% (9)	2.81%	2.84%	2.57%	2.53%	2.70%
Ratio of net expenses to average net assets after reimbursement or recapture (5)(6)	2.71	% (9)	2.73%	2.73%	2.62%	2.53%	2.65%
Ratio of net investment loss to average net assets (6)(7)	(1.76	)% (9)	(1.43)%	(1.12)%	(0.59)%	(1.47)%	(1.08)%
Portfolio Turnover Rate	7	% (8)	150%	171%	166%	622%	789%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaptured a portion of the Fund’s expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not Annualized

(9)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Unaudited)

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of forty-one series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)        Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2018, for the Fund’s assets and liabilities measured at fair value:

Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$26,364,880	$—	$—	$26,364,880
Investment Purchased as
Securities Lending Collateral	791,317	—	—	791,317
Money Market Fund	124,092	—	—	124,092
Total	$27,280,289	$—	$—	$27,280,289

(a)	As of and during the period ended March 31, 2018, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current year presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ financial assets available for offset under a master netting arrangement net of collateral pledged as of March 31, 2018.

				Gross Amounts Not Offset in the Statement of
Assets				Assets & Liabilities
			Net Amounts of Assets
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets &		Cash Collateral
Description	Recognized Assets	& Liabilities	Liabilities	Financial Instruments	Reveived	Net Amount
Securities Lending	$791,317	$—	$791,317	$—	$791,317	$—
Total	$791,317	$—	$791,317	$—	$791,317	$—

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

The following table breaks out the holdings received as collateral as of March 31, 2018:

Securities Lending Transactions
Overnight and Continuous
Empiric 2500 Equity Fund
Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class	$791,317

b)        Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended March 31, 2018, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2018, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c)        Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)        Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)        Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended March 31, 2018, there were no CDSC fees paid.

i)        Security Loans – The Fund has entered into a securities lending agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Fund is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$ 1,679,611	$ 3,187,932

(a)	The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind.

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust, with respect to the Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Advisory Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisory Agreement, with the exception of specific items of expense (as detailed in the Advisory Agreement). For the period ended March 31, 2018, investment advisory fees of $129,028 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, and extraordinary expenses, do not exceed 2.24% and 2.99% of Class A and Class C of the Fund’s average daily net assets through January 31, 2019. This expense cap may not be terminated prior to this date except by the Board. Prior to February 1, 2018, Class A and Class C had expense caps of 1.98% and 2.73% respectively. For the period ended March 31, 2018, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $0. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. As of September 30, 2017, the manager may recapture $27,365 before September 30, 2019 and $19,282 before September 30, 2020, subject to the terms of the Expense Limitation Agreement.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2018, the Fund incurred $15,396 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Empiric Distributor acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributor received $2,476 in brokerage commissions from the Fund for the period ended March 31, 2018. Certain Officers and/or employees of the Advisor have an affiliation with Empiric Distributor. For the period ended March 31, 2018, Empiric Distributor, an affiliated broker, received $410 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. For the period ended March 31, 2018, the Fund incurred $10,374 for such fees.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year. The fees paid to the Trustees are paid in fund shares.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC (the “Distributor”) and the Advisor for distribution related expenses.

(4)	TAX COMPONENTS OF CAPITAL

The fund did not have distributions for the years ended September 30, 2017 and September 30, 2016.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2018 (Unaudited)

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(148,231)	$(2,693,607)	$—	$3,861,489	$1,019,651

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized losses and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $148,231.

At September 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,350,962	$342,645	$2,693,607

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for C-Corporation return of capital distributions, resulted in reclassification for the year ended September 30, 2017 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(78,342)	$74,651	$3,691

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2018

Consideration and Renewal of the Management Agreement with Empiric Advisors, Inc. with respect to Empiric 2500 Fund

In connection with the regular meeting held on February 14, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Empiric Advisors, Inc. (“Empiric”), with respect to Empiric 2500 Fund (the “Fund”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating and weighting each of the Gartenberg Factors to be considered. The conclusions reached by the Trustees were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Empiric (“Empiric 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the materials provided by Empiric. The Trustees noted that the Fund’s assets remained relatively flat during the prior year, and agreed that Empiric had responded well to changes in the market. The Trust’s CCO reported that Empiric had hired a new CCO and engaged a third-party compliance service provider to provide additional compliance support to the firm including performing a mock examination. The Trustees noted Empiric reported no litigation and no material compliance issues. The Trustees agreed they had favorable interactions with the advisor personnel, and Trust management, including the COO, and agreed that Empiric was responsive. After discussion, the Trustees concluded that Empiric performed consistently, steadfastly pursued the Fund’s objectives, and continued to provide services in line with the Trustees’ expectations.

Performance. The Trustees reviewed the Fund’s performance noting the significant outperformance over the 1-year period relative to the Morningstar peer group and Morningstar category, and returns in line with the S&P 500 Index during the period. The Trustees considered that the Fund’s 5-year performance was similarly strong. The Trustees agreed that overall returns were reasonable.

Fees and Expenses. The Trustees noted that Empiric charges an advisory fee of 1.00% which was slightly higher than the peer group and Morningstar category averages, but within the range of fees for both. The Trustees considered that Empiric had contractually agreed to limit total fund expenses, and, after waiver, earned a net advisory fee that was was lower than the benchmark averages. After discussion, the Trustees concluded that Empiric’s advisory fee was not unreasonable.

Profitability. The Trustees considered Empiric’s profitability in connection with its relationship to the Fund. The Trustees noted the advisor realized a small profit in connection with its relationship to the Fund. The Trustees further noted that Empiric allocated more than the full amount of its legitimate profits from its relationship with the Fund to further enhancing Empiric and development of the Fund, which the Trustees agreed clearly suggested that Empiric was interested in growing and improving the Fund. The Trustees concluded that excessive profit was not a concern at this time.

Economies of Scale. The Trustees considered whether Empiric had realized economies of scale with respect to the advisory services provided to the Fund and agreed that the Fund had not yet reached asset levels providing economies of scale at that time. The Trustees determined to continue considering the matter of economies of scale as the Fund’s assets grow.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2018

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of the Empiric 2500 Fund.

Empiric 2500 Fund
EXPENSE EXAMPLES
March 31, 2018 (Unaudited)

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/17	3/31/18	10/1/17 – 3/31/18	10/1/17 – 3/31/18
Class A	$ 1,000.00	$ 1,119.50	$ 10.36	1.96%
Class C	1,000.00	1,115.20	14.29	2.71

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/17	3/31/18	10/1/17 – 3/31/18	10/1/17 – 3/31/18
Class A	$ 1,000.00	$ 1,015.16	$ 9.85	1.96%
Class C	1,000.00	1,011.42	13.59	2.71

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Empiric 2500 Fund
ADDITIONAL INFORMATION
March 31, 2018 (Unaudited)

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: June 6, 2018